The information presented and discussed in this Procera Networks Business Update conference call on July 21, 2006 may contain forward-looking statements that are specified within the definition of “The Private Securities Litigation Reform Act of 1995” (the "Act").  In particular, when used in this conference call, the words "plan," "confident  that," "believe," "scheduled," "expect," or "intend to," and similar conditional expressions intended to identify forward-looking statements within the meaning of the Act are subject to the safe harbor created by the Act.  Such statements are subject to certain risks and uncertainties and actual results could differ materially from those expressed in any of the forward-looking statements. Such risks  and uncertainties include, but are not limited to, closing of the merger between Netintact and Procera, the continued and expanded acceptance of PacketLogic products by the market, market conditions, the general acceptance of the Company's products and technologies, competitive factors, timing,  and other risks described in the Company's reports and filings with the SEC (Securities and Exchange Commission) from time to time.  assumes no obligation to update any forward-looking statement.
Safe Harbor Statement

www.netintact.com • www.netintact.se
Sven Nowicki

CEO, Netintact AB

www.netintact.com • www.netintact.se
 Netintact Company History
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Started development of PacketLogic in 1999
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Company founded in 2000
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Head office in Varberg, Sweden
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PacketLogic launched in 2001
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First customer Vbg Energi in Q2 2001
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Second office, sales office, in Stockholm, Sweden
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First subsidiary (Melbourne, Australia) 2002
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Launch of PacketLogic Generation 2 (PL2) in 2004

www.netintact.com • www.netintact.se
Netintact
▪
Swedish Company
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Headquarters in Varberg
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Sales office in Stockholm
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Pacific Rim Subsidiary in Melbourne
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Partners in
▪
Korea
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North and South America
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Japan
▪
Thailand
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Certified resellers covering Northern Europe and Pacific

www.netintact.com • www.netintact.se
PacketLogic
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PacketLogic is an intelligent Flow-based Traffic and Service Management extensive DFI (Deep Flow Inspection capabilities
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Traffic Management manages total traffic - get complete control, optimize of bandwidth, maximize security and apply fairness between users;
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Service Management  customizes service offerings on an individual basis tools in combination with user authentication

www.netintact.com • www.netintact.se
Incumbants
Telcos
Large ISPs
Small ISPs
Higher
Education
Governmental
Enterprises
PacketLogic ISP License
PacketLogic Standard License
PacketLogic Midrange
PacketLogic’s Sweet Spot
Target Groups and Products

www.netintact.com • www.netintact.se
Incumbants
Telcos
Large ISPs
Small ISPs
Higher
Education
Governmental
Enterprises
Reference Customers

Safe Harbor Statement
As stated previously the matters discussed inthis conference call include forward-looking statements.  The following forward looking statements discuss the business of Procera if Procera and Netintact consummate the Stock Exchange Agreement.  To date, Procera and Netintact have not yet concluded this transaction.   There is a risk that the parties will be unable to close the contemplated transaction.

The Packet Logic Product Suite
 The Packet Logic product suite will lead the Migration for Broadband Service Providers of All Types from: “Best Effort” Packet Based Traffic Management to the Next Generation of Intelligent Flow Based Traffic
Analysis, Management, and Control.

Penetrating A Clearly Defined Market (Focus)
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Broadband Service Providers
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Large Telcos
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Small / Medium Telcos
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Higher Education
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     MTU / MDU
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     Large ISPs
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     Small ISPs
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     Hospitality

 Netintact Product Suite Advantages
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A New Product Suite with:
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Superior Performance
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Industry Accepted Reliability
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100’s of Significant Reference Accounts
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A Defined Competitor List
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Competitive Proven Functionality
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A Clearly Differentiated Value Proposition
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Competitive Pricing
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A Clear & Exciting Roadmap
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A Fit in BW Management & Control (Existing Knowledge Base)
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A Clear & Defined Target Market

Flow-Based Traffic Management
DRDLTM
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Bandwidth Limitation
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Prioritization
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P2P Control
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QoS/QoE
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Bandwidth Dedication
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Bandwith-on-Demand
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Services-on-Demand
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Volume Based Shaping/Billing
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Personalization
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DoS/DDoS Protection
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Layer 7 Filtering
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Low Level Filter (LLF)
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Threat Detection
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Bandwidth Reporting
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Top Users/ Applications
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Marketing Analysis
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Abuse Management
Bandwidth
Management
Service
Management
Security
Reporting
Traffic Shaping
NetAccess
Firewall
Statistics
#1 – Core Technology;
Paradigm shift from packet-based
Internetworking to Flow-Based Control
#2 – Segments/Module;
PacketLogic has a modular structure with mutliple modules utilizing DRDL (#1)
#3 – Features;
PacketLogic provides multiple features in all segments (#2)
Next Generation Complete IP Traffic
Control

Summary
The Netintact product line offers  a truly differentiated value proposition and a technology at the leading edge. It is market verified by hundreds of satisfied customers and reference accounts.
Procera’s current sales staff and a partner network already understands Network Traffic Analysis, Management, and Control and they have a large existing “friendly” prospect database in the correct market sector.